WRL SERIES FUND, INC.
                             U. S. EQUITY PORTFOLIO

       Supplement dated December 21, 1998 to Prospectus dated May 1, 1998


The following  paragraph replaces the last paragraph found on page 51, the right
hand  column  under  the  heading   "SUB-ADVISERS  -  GE  INVESTMENT  MANAGEMENT
INCORPORATED":

                            Portfolio Managers:


Richard L. Sanderson is one of the four Portfolio Managers for the U.S. Equity Portfolio and has served in that capacity since December 1998. He has more than 27 years of investment experience. Prior to joining GE Investments, Mr.
Sanderson was a Senior Analyst with Alliance Capital for nine years. Mr. Sanderson is currently a Senior Vice President of GE Investments.